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                                 EXHIBIT 23.3

                             [LETTERHEAD OF KPMG]


Independent auditors' consent


The Board of Directors
Barbeques Galore Limited:

We consent to the use of our reports incorporated herein by reference in this Registration Statement on Form S-8.

/s/ KPMG


December 15, 2000
Sydney, Australia

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